UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 7, 2011
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments
     On October 7, 2011, the Board of Directors of Commercial Metals Company (the “Company”) announced its approval of the decision to exit the CMC Sisak mill (“CMCS”) in Croatia, a steel pipe manufacturing operation, by way of a sale and/or closure. The decision to exit CMCS was made after careful consideration, and despite focused efforts and substantial progress over the past several quarters to stabilize and improve the operating efficiency of CMCS, the Company determined that achieving sustained profitability would take considerable additional time and investment in a product line which is not considered a core business of the Company. The Company also announced that five rebar fabricating locations will be closed, four domestic locations and one international location. In addition, eight construction services locations will be closed.
     In connection with the actions mentioned above, the Company estimates the pre-tax charges to be recorded in fiscal year 2011 may range from $135 million to $165 million, which include non-cash impairment charges that may range from $110 million to $130 million.
Forward-Looking Statements
     Item 2.06 of this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, with respect costs and losses associated with exiting the joist and decking business. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “intends,” “plans to,” “ought,” “could,” “will,” “may,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Variances will occur and some could be materially different from our current opinion. Developments that could impact our expectations include the factors described or referenced in the Company’s Form 10-K for the year ended August 31, 2010 or subsequent SEC filings. You should not place undue reliance on these forward-looking statements, which reflect our opinions as of the date of this Current Report. We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document.
Item 7.01 Regulation FD Disclosure.
     On October 7, 2011, the Company issued a press release (the “Press Release”) announcing the decision to (i) exit CMCS by way of sale or closure of that facility, (ii) the closure of five rebar fabricating locations in addition to eight construction services locations; and (iii) the declaration of a quarterly cash dividend of 12 cents per share on common stock to stockholders of record on October 18, 2011. The dividend will be paid on November 1, 2011. The board further decided to align future dividend declaration dates to coincide with quarterly earnings release dates. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
     The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibit is furnished with this Form 8-K.
          99.1 Press Release dated October 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: October 13, 2011	By:	/s/ Ann J. Bruder
		Name:	Ann J. Bruder
		Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

The following exhibit is furnished with this Form 8-K.

99.1	Press Release dated October 7, 2011